UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  May 10, 2002
                Date of Report (Date of earliest event reported)


                             HEADWATERS INCORPORATED
             (Exact name of Registrant as specified in its charter)


           Delaware                    0-27808                   87-0547337
           --------                    -------                   ----------
(State or other jurisdiction   (Commission File Number)        (IRS Employer
       of  incorporation)                                   Identification No.)


                      11778 South Election Road, Suite 210
                                Draper, UT 84020
                     ---------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (801) 984-9400
               ---------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not applicable
          -------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 4.  Change in Registrant's Certifying Accountant

         Due to recent events involving the Registrant's auditors, Arthur Andersen LLP, on May 10, 2002, Headwaters Incorporated dismissed Arthur Andersen LLP as its independent accountants. The Registrant's Audit Committee participated in and approved the decision to change independent accountants.

         The reports of Arthur Andersen LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

         In connection with its audits for the two most recent fiscal years and through May 10, 2002, there have been no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference thereto in their reports on the financial statements for such years.

         During the two most recent fiscal years and through May 10, 2002, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

         The Registrant requested that Arthur Andersen LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter is filed as
Exhibit 16 to this Form 8-K.

         On May 10, 2002, the audit committee appointed PricewaterhouseCoopers LLP as Headwaters' independent accountants. Headwaters has not consulted with PricewaterhouseCoopers LLP on any application of accounting principles or any other matter during the two fiscal years ended September 30, 2001 or subsequent thereto, except for consultations in the capacity as Headwaters' independent accountants up to July 19, 2000.

Item 7.  Financial Statements and Exhibits

         (c)      The following exhibit is included herein:

                  16       Letter re change in certifying accountant

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  HEADWATERS INCORPORATED
                                                  --------------------------
                                                  Registrant


Date: May 10, 2002                                /s/ Kirk A. Benson
                                                  ------------------------------
                                                  Kirk A. Benson
                                                  Chief Executive Officer and
                                                  Principal Executive Officer

                                       3